Ultra Series Fund

Supplement Dated June 22, 2011 to the Prospectus

This Supplement dated June 22, 2010 amends the Prospectus of Ultra Series Fund dated May 1, 2011.  Please keep this Supplement with your records.

At an in-person meeting held on June 22, 2011, the Board of Trustees of the Ultra Series Fund approved certain changes relating to the Target Retirement 2020, Target Retirement 2030, Target Retirement 2040 and Target Retirement 2050 Funds (collectively, the “Target Date Funds”).  Namely, the Board approved the following:

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New Name – Each Target Date Fund’s name will change to include the word “Madison” in front of the name “Target Retirement”, so that the Target Retirement 2020 Fund will become the Madison Target Retirement 2020 Fund, the Target Retirement 2030 Fund will become the Madison Target Retirement 2030 Fund, and so on.  This change is effective immediately.

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New Asset Structure – In an effort to make the Target Date Funds more price competitive, the investment adviser to the funds, Madison Asset Management, LLC (“Madison”), has developed a methodology to manage the funds with the goal of keeping overall fund expenses to a minimum.  Madison intends to achieve this goal by investing primarily in exchange traded funds (ETFs) and low-cost specialty active mutual funds.  At this time and for the foreseeable future, Madison does not intend to invest the Target Date Funds’ assets in any proprietary funds, notwithstanding the disclosure in the Prospectus which permits such investments up to 50% (soon to be no more than 20%) of each fund’s net assets.  This change will be implemented over the next several weeks.

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Management/Administration Fees – Each of the Target Date Funds pays a management fee to Madison which covers Madison’s fee for investment advisory services as well as the fees for all other services provided to the funds, such as custodial, transfer agent and fund accounting services.  Accordingly, the management fee is currently structured as a “unitary” fee.  The only fund expenses that are not included in the management (or unitary) fee are audit and trustee fees, which are paid separately by the funds.  Prior to May 1, 2011, the management (or unitary) fee charged by each Target Date Fund was set at 0.40% of the average daily net assets of each fund (annualized); however, Madison waived 0.20% of this fee so that the fee, after waiver, was actually 0.20% (annualized).  Then, as of May 1, 2011, Madison contractually agreed to lower the management fee to 0.20% for each Target Date Fund.   Madison agreed to the fee waiver/reduction in part because the funds had been investing a portion of their assets in proprietary funds which made the lower fee to Madison reasonable and consistent with industry norms.  With the new asset structure, discussed above, Madison will no longer invest fund assets in proprietary funds.  As a result, Madison proposed to restructure the fees for the funds to do away with the unitary fee and in its place to implement a two-pronged fee structure consisting of an investment advisory fee of 0.25% (annualized) to pay for Madison’s investment advisory services to the funds, and a separate service fee of 0.05% (annualized) to pay for all the other services and expenses of the funds, including audit and trustee fees.  Because this proposal involves an increase in the current management fee, and a restructuring of the unitary fee, shareholder approval is required.  The Board therefore approved these changes, subject to shareholder approval, which will be sought via a separate proxy statement.  Assuming shareholder approval is obtained, these changes are expected to take effect on or about September 1, 2011.

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Fee Cap –   As part of the fee changes discussed above, Madison has agreed to manage the Target Date Funds to limit total operating expenses for each fund on an annual basis to 0.65%.  Since these funds are “funds-of-funds”, included in total operating expenses are “acquired fund fees and expenses”.  In order to maintain a total expense ratio of 0.65% for each fund, Madison will attempt to ensure that acquired fund fees and expenses do not exceed 0.35% in total and if they do, Madison will waive and/or reimburse a portion of its advisory and/or service fees.  In applying this fee cap, Madison must utilize good faith estimates of the expenses of the underlying funds. This fee cap will take effect at the same time as the changes to the management/administration fees discussed above.  The fee cap will continue until at least April 30, 2013, may be terminated prior to that date only with the approval of the Board of Trustees and may be terminated at any time after that date by Madison.